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                                                                  Exhibit 10.20


                                     KEYCORP
                             1988 STOCK OPTION PLAN
                             AS AMENDED AND RESTATED
                            AS OF SEPTEMBER 19, 1996



1. PURPOSE OF THE PLAN

         The purpose of the KeyCorp 1988 Stock Option Plan is to provide a method by which those employees of KeyCorp and its Subsidiaries who are largely responsible for the management, growth, and protection of the business, and who are making and can continue to make substantial contributions to the success of the business, may be encouraged to acquire a larger stock ownership in KeyCorp, thus increasing their proprietary interest in the business, providing them with greater incentive for their continued employment, and promoting the interests of KeyCorp and all of its shareholders. Accordingly, KeyCorp will, from time to time during the term of the Plan, grant to such key employees as may be selected, in the manner provided in the Plan, options to purchase KeyCorp Common Shares and stock appreciation rights to use in connection with the stock options, subject to the conditions provided in the Plan.

2. DEFINITIONS

         Unless the context clearly indicates otherwise, the following terms have the meanings set forth below.

         (a) "Board of Directors" or "Board" means the Board of Directors of KeyCorp.

         (b) "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Committee" means the committee appointed by the Board of Directors of KeyCorp to administer the Plan.

         (d) "Common Shares" means KeyCorp Common Shares, with a par value of $1 each.

         (e) "Grant Date" as used with respect to a particular Option, means the date as of which such Option is granted by the Committee pursuant to the Plan.

         (f) "Incentive Stock Option" means an Option that qualifies as an Incentive Stock Option as described in Section 421 of the Code.

         (g) "Non-Qualified Stock Option" means any Option granted under the Plan other than Incentive Stock Options.

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         (h) "Option" means an option granted pursuant to Section 5 of the Plan to purchase Common Shares and which shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option.

         (i) "Optionee" means an individual to whom an Incentive Stock Option or Non-Qualified Stock Option or Right is granted pursuant to the Plan.

         (j) "Plan" means the KeyCorp 1988 Stock Option Plan as set forth herein and as may be amended from time to time.

         (k) "Right" means a stock appreciation right granted under Section 7 of the Plan.

         (l) "Subsidiary" means any stock corporation of which a majority of the voting common or capital stock is owned, directly or indirectly, by KeyCorp and any other company designated as such by the Committee, but only during the period of such ownership or designation.

         (m) "Total and Permanent Disability," as applied to an Optionee, means that the Optionee has (1) physical or mental impairment which entitles the Optionee to receive disability payments under any long term disability plan of KeyCorp or of any Subsidiary, or (2) established to the satisfaction of KeyCorp that the Optionee is unable to perform normal duties and responsibilities with KeyCorp by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months, all within the meaning of Section 22(e)(3) of the Code, and (3) in either case, satisfied any requirement imposed by the Committee.

         (n) "Transferee" means, with respect to Non-Qualified Stock Options only, any person or entity to which an Optionee is permitted by the Committee to assign or transfer all or part of his or her Options.

3. ADMINISTRATION OF THE PLAN

         (a) The Plan shall be administered by the Committee, which shall be comprised of three or more Directors who are appointed by the Board of Directors and selected from those Directors who are not employees of KeyCorp or a Subsidiary. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Board shall select one of the Committee's members as Chairman. The Committee shall hold meetings at such times and places as it may determine, subject to such rules as to procedures not inconsistent with the provisions of the Plan as are prescribed by the Board, set forth in KeyCorp's Regulations as applicable to committees, and as prescribed by the Committee itself. A majority of the authorized number of members of the Committee shall constitute a quorum for the transaction of business. The affirmative vote of a majority of the members of the Committee present at any meeting at which a quorum is present shall be the valid act of the Committee. Acts taken without a

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meeting and reduced to or approved in a writing or writings signed by all of the members of the Committee then serving shall be the valid acts of the Committee. No member of the Committee shall be eligible to be granted Options or Rights under the Plan while a member of the Committee.

         (b) The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all Optionees and any person claiming under or through an Optionee unless otherwise determined by the Board.

         (c) Any determination, decision, or action of the Committee provided for in the Plan may be made or taken by action of the Board, if it so determines, with the same force and effect as if such determination, decision, or action had been made or taken by the Committee. No member of the Committee or of the Board shall be liable for any determination, decision, or action made in good faith with respect to the Plan or any Option or Right granted under the Plan. The fact that a member of the Board who is not then a member of the Committee shall at the time be, or shall theretofore have been, or thereafter may be a person who has received or is eligible to receive an Option or Right shall not disqualify him or her from taking part in and voting at any time as a member of the Board in favor of or against any amendment or repeal of the Plan, provided that such vote shall be in accordance with the recommendations of the Committee.

4. STOCK SUBJECT TO THE PLAN

         (a) The Common Shares to be issued or transferred under the Plan will be KeyCorp Common Shares which shall be made available, at the discretion of the Board, either from authorized but unissued Common Shares or from Common Shares reacquired by KeyCorp, including shares purchased in the open market. The maximum number of Common Shares upon which Options may be granted in each year under this Plan shall not exceed 2 percent of the total issued and outstanding Common Shares as of December 31 of the next preceding year, as adjusted pursuant to Section 15 of the Plan, provided, however, that for each year in which the Plan is in effect, no more than 1,355,625 of the total issued and outstanding Common Shares shall be available for the grant of Incentive Stock Options under this Plan. In addition, the maximum number of Common Shares upon which Options may be granted in each year under this Plan to any one individual Optionee shall not exceed .2% of the total issued and outstanding Common Shares as of December 31 of the next preceding year, as adjusted pursuant to Section 15 of the Plan. Unused grant capacity shall not cumulate from one year to the next.

         (b) In the event that any outstanding Option or Right under the Plan for any reason expires or is terminated, the Common Shares allocable to the unexercised portion of such Option or Right may again be made subject to Option or Right under the Plan.

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5. GRANT OF OPTIONS

         The Committee may from time to time, subject to the provisions of the Plan, grant Options to key employees of KeyCorp or of a Subsidiary to purchase Common Shares allotted in accordance with Section 4 of the Plan. The Committee may designate any Option granted as either an Incentive Stock Option or a Non-Qualified Stock Option, or the Committee may designate a portion of the Option as an Incentive Stock Option and the remaining portion as a Non-Qualified Stock Option. If an Optionee exercises an Option, then at the discretion of the Committee or pursuant to the terms of the original Option, the Optionee may receive a replacement Option to purchase a number of Common Shares determined by the Committee or the terms of the original Option, with an option price determined under Section 6 of the Plan as of the date of exercise of the original Option and with a term extending to the expiration date of the original Option.

6. OPTION PRICE

         The purchase price per share of any Option granted under the Plan shall be 100 percent of the fair market value of one Common Share on the date the Option is granted, except that the purchase price per share shall be 110 percent of the fair market value in the case of an Incentive Stock Option granted to an individual described in subsection 8(b) of the Plan. For purposes of the Plan, the fair market value of a Common Share shall be equal to the highest closing price of one Common Share as reported for consolidated trading on the New York Stock Exchange (or such other national securities exchange on which the Common Shares may be principally traded) on the date the Option is granted, or if no sale of Common Shares has been made on any securities exchange on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred. During such time as Common Shares are not listed on a national securities exchange, fair market value per share shall be the mean between the closing dealer "bid" and "ask" prices for Common Shares as quoted by National Association of Securities Dealers Automated Quotation System for the day of the grant, and if no "bid" and "ask" prices are quoted for the day of grant, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted. In the event that Common Shares are not traded on a national securities exchange, and no closing dealer "bid" and "ask" prices are available, then the fair market value of one Common Share on the day the Option is granted shall be determined by the Committee or by the Board. The purchase price shall be subject to adjustment only as provided in Section 15 of the Plan.

7. GRANT OF RIGHTS

         The Committee may, at any time and in its discretion, grant to any employee of KeyCorp or any of its Subsidiaries who is awarded or who holds an outstanding Option or any other outstanding stock option granted by KeyCorp, the right to surrender such Option (to the extent any Option or such other stock option is otherwise exercisable) and to receive from KeyCorp an amount equal to the excess, if any, of the fair market value of the Common Shares with respect to which such Option is surrendered on the date of such surrender over the

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option price of the Option or other stock option surrendered. Payment by KeyCorp of the amount receivable upon any exercise of a Right may be made by delivery of Common Shares, or cash, or any combination of Common Shares and cash, as determined in the sole discretion of the Committee from time to time. No fractional shares shall be issued. The Committee may provide for the elimination of fractional Common Shares delivered to the Optionee without adjustment or for the payment of the value of such fractional shares in cash. KeyCorp Common
Shares delivered to the Optionee upon the exercise of a Right, and the surrender of the Option or stock option, shall be valued at the fair market value (determined pursuant to Section 6) of a Common Share on the date the right is exercised and the Option or stock option is surrendered. The Committee may limit the period or periods during which the Rights may be exercised and may provide such other terms and conditions (which need not be the same with respect to each Optionee) under which a Right may be granted and/or exercised. A Right may be exercised only as long as the related Option or stock option is exercisable. In no event may a Right be exercised more than ten years after the date of the grant of the related Option or stock option. A right may not be granted with respect to an Incentive Stock Option at any time other than at the same time the Incentive Stock Option is granted. Rights granted with respect to Incentive
Stock Options (a) shall expire no later than the expiration of the underlying Option, (b) shall be for no more than the difference between the exercise price of the underlying option and the market price of the stock subject to the underlying option at the time the right is exercised, (c) shall be transferrable only when the underlying Option is transferrable and under the same conditions,
(d) shall be exercisable only when the underlying Option is exercisable, and (e) shall be exercisable only when the market price of the stock subject to the underlying Option exceeds the exercise price of the Option.

8. ELIGIBILITY OF OPTIONEES

         (a) Options and Rights shall be granted only to persons who are key employees of KeyCorp or of a Subsidiary as determined by the Committee at the time of grant. The term "employees" shall include persons who are Directors or Officers who are also employees of KeyCorp or of any Subsidiary.

         (b) Any other provision of the Plan notwithstanding, an individual who owns more than ten percent of the total combined voting power of all classes of outstanding KeyCorp Common Shares or any Subsidiary shall not be eligible for the grant of an Incentive Stock Option unless the special requirements set forth in Sections 6 and 10(a) of the Plan are satisfied. For purposes of this subsection (b), in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. Stock with respect to which such individual holds an Option shall not be counted. Outstanding stock shall include all stock actually issued and outstanding immediately after the grant of the Option. Outstanding stock shall not include shares authorized for issue under outstanding Options held by the Optionee or by another person.

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         (c) Subject to the terms, provisions, and conditions of the Plan and subject to review by the Board, the Committee shall have exclusive jurisdiction to (1) select the key employees to be granted Options or Rights (it being understood that more than one Option or Right may be granted to the same person), (2) determine the number of shares subject to each Option or Right, (3) determine the date or dates when the Options or Rights will be granted, (4) determine the purchase price of the shares subject to each Option in accordance with Section 6 of the Plan, (5) determine the date or dates when each Option or Right may be exercised within the term of the Option specified pursuant to
Section 10 of the Plan, (6) determine whether or not an Option constitutes an Incentive Stock Option, and (7) prescribe the form, which shall be consistent with the Plan, of the documents evidencing any Options or Rights granted under the Plan.

         (d) Neither anything contained in the Plan or in any document under the Plan nor the grant of any Option or Right under the Plan shall confer upon any Optionee any right to continue in the employ of KeyCorp or of any Subsidiary or limit in any respect the right of KeyCorp or of any Subsidiary to terminate the Optionee's employment at any time and for any reason.

9. NON-TRANSFERABILITY

         Non-Qualified Stock Options may be assignable or transferable in the Committee's discretion, and any Transferee shall have the power to exercise such Non-Qualified Stock Option in accordance with the terms of such Option and this Plan. No Incentive Stock Option or Right granted under the Plan shall be assignable or transferable by the Optionee other than by will or the laws of descent and distribution, and during the lifetime of an Optionee, all such Options shall be exercisable only by the Optionee.

10. TERM AND EXERCISE OF OPTIONS AND RIGHTS

         (a) Each Option or Right granted under the Plan shall terminate on the date determined by the Committee and specified in the Option Agreement, provided that each Option shall terminate not later than ten years after the date of grant. However, any Option designated as an Incentive Stock Option granted to a more than ten percent shareholder shall terminate not later than five years after the date of grant. The Committee, at its discretion, may provide further limitations on the exercisability of Options or Rights granted under the Plan. An Option or Right may be exercised only during the continuance of the Optionee's employment, except as provided in Section 11 of the Plan.

         (b) A person electing to exercise an Option or Right shall give written notice to KeyCorp, in such form as the Committee shall have prescribed or approved, of such election and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full purchase price of any shares he or she has elected to purchase. The purchase price upon the exercise of an Option shall be paid in full in cash, provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, an Optionee or, with respect to Non-Qualified Stock Options, any Transferee may exercise his or her Option by

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tendering to KeyCorp Common Shares owned by him or her and having a fair market value equal to the cash exercise price applicable to his or her Option, with the then fair market value of such stock to be determined in the manner provided in
Section 6 of the Plan (with respect to the determination of the fair market value of Common Shares on the date an Option is granted). However, if an Optionee or, with respect to Non-Qualified Stock Options, a Transferee pays the Option exercise price of a Non-Qualified Stock Option in whole or in part in the form of unrestricted Common Shares already owned by the Optionee or Transferee, KeyCorp may require that the Optionee or Transferee have owned the stock for a period of time that would not cause the exercise to create a charge to KeyCorp's earnings. Such provision may be used by KeyCorp to prevent a pyramid exercise. As conditions to exercising an Option or a Right, the holder must (1) arrange to pay to KeyCorp any amount required to be withheld under any tax law on account of the exercise, and (2) in the case of an Incentive Stock Option, agree to notify KeyCorp of any disqualifying disposition (as defined in Section 421 of the Code) of the Common Shares acquired upon the exercise and agree to pay to KeyCorp any amount required to be withheld under any tax law on account of the disposition. Any payment on account of withholding taxes shall be made in a form acceptable to the Committee.

         (c) An Optionee or a Transferee of an Option shall have no rights as a shareholder with respect to any shares covered by his or her Option or Right until the date the Stock Certificate is issued evidencing ownership of the shares. No adjustments shall be made for dividends (ordinary or extraordinary), whether in cash, securities, or other property, or distributions, or other rights for which the record date is prior to the date such Stock Certificate is issued, except as provided in Section 15 of the Plan.

         (d) A person may, in accordance with the other provisions of the Plan, elect to exercise Options or Rights in any order, notwithstanding the fact that Options or Rights granted to him or her prior to the grant of the Options or Rights selected for exercise are unexpired.

11. TERMINATION OF EMPLOYMENT

         If an Optionee severs from all employment with KeyCorp and/or its Subsidiaries, any Option or Right granted to him or her under the Plan shall terminate as follows: (1)

         (a) An Option or Right held by an Optionee who has terminated employment due to a Total and Permanent Disability or, with respect to Non-Qualified Stock Options, any Option or Right held by a Transferee shall terminate twenty-four months after the termination of employment; (2)

--------
(1) Pursuant to the resolutions adopted by the Executive Equity Compensation Committee of the Board of Directors of the Corporation dated as of January 18, 1995, the amendments made in Section 11 of the Plan, as incorporated herein, do not apply to Incentive Stock Options granted pursuant to the Plan. All Incentive Stock Options granted under the Plan will be governed by the terms set forth in the original Plan.

(2) Incentive Stock Options shall terminate upon their original expiration date, as provided in the original Plan; provided, however, that the exercise of an Incentive Stock Option more than one year after the termination

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         (b) An Option or Right shall be exercisable within a period of one year from the date of Optionee's death by (i) the executor or administrator of the Optionee's estate, (ii) by the person to whom the Optionee shall have transferred such right by last Will and Testament or by the laws of descent or distribution or, (iii) with respect to Non-Qualified Stock Options, by any Transferree;

         (c) An Option or Right held by an Optionee who terminates for cause, as determined by the Committee, or, with respect to Non-Qualified Stock Options, an Option or Right held by any Transferee of such Optionee shall expire immediately upon the date of termination unless some other expiration date is fixed by the Committee;

         (d) An Option or Right held by an Optionee who terminates employment under circumstances entitling the Optionee to immediate payment of normal retirement or early retirement benefits under any retirement or supplemental retirement plan of KeyCorp or of a Subsidiary (whether the Optionee elects to commence or defer receipt of such payment) or, with respect to Non-Qualified Stock Options, an Option or Right held by any Transferee of such Optionee shall expire twenty-four months after the termination of employment unless (i) subsection 11(c) above is applicable, in which case such subsection 11(c) shall govern, or (ii) a later expiration date is fixed by the Committee; (3) and

         (e) An Option or Right held by an Optionee who terminates for any reason other than those specified in subsections (a), (b), (c) or (d) above or, with respect to Non-Qualified Stock Options, an Option or Right held by any Transferree of such Optionee shall expire six months after the date of termination of employment unless a later expiration date is fixed by the Committee. (4)

         The foregoing notwithstanding, no Option or Right shall be exercisable after its expiration date.

         Whether an authorized leave of absence or an absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Committee, which determination shall be final, conclusive, and binding upon the affected Optionee and any person claiming under or through such Optionee. Termination of employment with any Subsidiary of KeyCorp in order to accept employment with another Subsidiary of KeyCorp or while remaining an employee of KeyCorp or of any of its Subsidiaries shall not be a termination of employment for the purposes of this Section 11.

--------------------------------------------------------------------------------
of employment because of disability will cause the Option to fail to qualify for Incentive Stock Option treatment under the Code.
(3) Incentive Stock Options shall expire 3 months after the date of termination, unless a later date is fixed by the Committee, as provided in the original Plan.
(4) Incentive Stock Options shall expire 3 months after the date of termination, unless a later date is fixed by the Committee, as provided in the original Plan.



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12. MODIFICATION, EXTENSION, AND RENEWAL

         Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend, or renew outstanding Options or Rights (to the extent not theretofore exercised) and authorize the granting of new Options or Rights in substitution therefor. Without in any way limiting the generality of the foregoing, the Committee may grant to an Optionee, if he or she is otherwise eligible and consents thereto, a new or modified Option or Right in lieu of an outstanding Option or Right for a number of shares at an exercise price and for a term which are greater or less than under the earlier Option or Right or may do so by cancellation and re-grant, amendment, substitution, or otherwise subject only to the general limitations and conditions of the Plan. The foregoing notwithstanding, no modification of an Option or Right shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option or Right theretofore granted under the Plan.

13. PERIOD IN WHICH GRANTS MAY BE MADE

         Options and Rights may be granted pursuant to the Plan at any time on or before April 26, 2000.

14. AMENDMENT OR TERMINATION OF THE PLAN

         The Board may at any time terminate, amend, modify, or suspend the Plan, provided that, without the approval of the shareholders of KeyCorp, no amendment or modification shall be made by the Board which (a) increases the maximum number of shares as to which Options or Rights may be granted under the Plan; (b) alters the method by which the Option price is determined; (c) extends any Option or Right for a period longer than ten years after the date of grant;
(d) materially modifies the requirements as to eligibility for participation in the Plan; or (e) alters this Section 14 so as to defeat its purpose. Further, no amendment, modification, suspension, or termination of the Plan shall in any manner affect any Option or Right theretofore granted under the Plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

15. CHANGES IN CAPITALIZATION

         (a) In the event that the shares of KeyCorp, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of KeyCorp or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of such shares of stock shall be increased through the payment of a stock dividend, then subject to the provisions of subsection (c) below, there shall be substituted for or added to each share of stock of KeyCorp which was theretofore appropriated or which thereafter may become subject to an Option or Right under the Plan the number and kind of shares of stock or other securities into which each outstanding KeyCorp Common Share shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. Outstanding Options and Rights shall also be appropriately amended as to

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price and other terms as may be necessary to reflect the foregoing events. The maximum number of Common Shares upon which Options and Incentive Stock Options may be granted, as provided in Section 4(a) of the Plan, shall be proportionately adjusted to reflect any of the foregoing events.

         (b) If there shall be any other change in the number or kind of outstanding shares of stock of KeyCorp, or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, and if the Board or the Committee, as the case may be, shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option or Right which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

         (c) A dissolution or liquidation of KeyCorp or a merger or consolidation in which KeyCorp is not the surviving corporation shall cause each outstanding Option and Right to terminate, except to the extent that another corporation may and does in the transaction assume and continue the Option or substitute its own options. In either event, the Board or the Committee, as the case may be, shall have the right to accelerate the time within which the Option or Right may be exercised.

         (d) Fractional shares resulting from any adjustment in Options or Rights pursuant to this Section 15 may be settled as the Board or the Committee, as the case may be, shall determine.

         (e) To the extent that the foregoing adjustments relate to stock or securities of KeyCorp, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. Notice of any adjustment shall be given by KeyCorp to each holder of an Option or Right which shall have been so adjusted.

         (f) The grant of an Option or Right pursuant to the Plan shall not affect in any way the right or power of KeyCorp to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

16. ACCELERATION UPON CHANGE OF CONTROL

         Unless otherwise specified by the Board or the Committee and set forth in the documents evidencing any Options or Rights granted under the Plan, upon the occurrence of a Change of Control of KeyCorp, each Option or Right granted on or after January 3, 1994 to any Optionee that then remains outstanding shall become immediately exercisable in full. For purposes of the Option or Right, whether a Change of Control has occurred will be determined as provided in this
Section 16. Unless otherwise specified by the Board or the Committee and set forth in the documents evidencing any Options or Rights granted under the Plan, a Change of Control will be deemed to have occurred if at any time while the Option is outstanding there is a Change of Control under any of clauses (a),
(b), (c), or (d), below. For these purposes

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KeyCorp will be deemed to have become a subsidiary of another corporation if any one other corporation owns, directly or indirectly, 50 percent or more of the total combined voting power of all classes of stock of KeyCorp.

         (a) A Change of Control will have occurred under this clause (a) if KeyCorp is a party to a transaction pursuant to which KeyCorp is merged with or into, or is consolidated with, or becomes the subsidiary of another corporation and, at any time within 24 months after the effective date of that transaction, individuals who were directors of KeyCorp on the day after the last annual meeting of shareholders of KeyCorp occurring before the transaction cease for any reason to constitute at least 40% of the directors of the surviving or resulting corporation or (if KeyCorp becomes a subsidiary in the transaction) of the ultimate parent of KeyCorp.

         (b) A Change of Control will have occurred under this clause (b) if KeyCorp is a party to a transaction pursuant to which KeyCorp is merged with or into, or is consolidated with, or becomes the subsidiary of another corporation and,

              (i) after giving effect to such transaction, less than 40% of the then outstanding voting securities of the surviving or resulting corporation or (if KeyCorp becomes a subsidiary in the transaction) of the ultimate parent of KeyCorp represent or were issued in exchange for voting securities of KeyCorp outstanding immediately prior to such transaction, and

              (ii) at any time within 24 months after the effective date of that transaction, individuals who were directors of KeyCorp on the day after the last annual meeting of shareholders of KeyCorp occurring before that effective date cease for any reason to constitute at least 51% of the directors of the surviving or resulting corporation or (if KeyCorp becomes a subsidiary in the transaction) of the ultimate parent of KeyCorp.

         (c) A Change of Control will have occurred under this clause (c) if any of the events described in (i), (ii), (iii), or (iv) of this clause (c) (a "Change Event") occurs, but only if the condition set out in (x) or the condition set out in (y) of this clause (c) applies. The Change Events described in (i), (ii), (iii), and (iv) of this clause (c) are as follows:

              (i) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form, or report), each as adopted under the Securities Exchange Act of 1934, as amended (the "1934 Act"), disclosing the acquisition of 25% or more of the voting stock of KeyCorp in a transaction or series of transactions by any person (as the term "person" is used in Section 13(d) and Section 14(d)(2) of the 1934 Act (a "Person")).

              (ii) KeyCorp is a party to a transaction pursuant to which KeyCorp is merged with or into, or is consolidated with, or becomes the subsidiary of another corporation and, after giving effect to such transaction, less than 50% of the then outstanding voting securities of the surviving or resulting corporation or (if KeyCorp becomes a subsidiary in the transaction) of the ultimate parent of KeyCorp represent or were issued in exchange for voting securities of KeyCorp outstanding immediately prior to such transaction.

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              (iii) There is a sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of KeyCorp.

              (iv) The shareholders of KeyCorp approve any plan or proposal for the liquidation or dissolution of KeyCorp.

         The conditions set out in (x) and (y) of this clause (c) are as follows:

              (x) A Change Event occurred in connection with a transaction that was not approved or recommended by KeyCorp's Board of Directors.

              (y) A Change Event occurred in connection with a transaction that was approved or recommended by KeyCorp's Board of Directors but only if, within the 24 month period ending on the date of that Change Event, KeyCorp had been "put in play" without the prior approval, solicitation, invitation, or recommendation of KeyCorp's Board of Directors. For purposes of this condition
(y), KeyCorp will be deemed to have been "put in play" if any Person makes a public announcement of an intention.

                    (I) to engage in a transaction with KeyCorp that, if consummated, would result in a Change Event, or

                    (II) to "solicit" proxies in connection with a proposal that is not approved or recommended by KeyCorp's Board of Directors or to engage in an "election contest" relating to the election of Directors of KeyCorp (as those terms are defined in Regulation 14 under the Securities Exchange Act or 1934, as amended).

         (d) A Change of Control will have occurred under this clause (d) if any Person announces an intention to engage in an "election contest" relating to the election of Directors of KeyCorp (as that term is defined in Regulation 14 under the Securities Exchange Act of 1934, as amended) and, at any time within the twenty-four month period immediately following the date of the announcement of that intention, individuals who, on the day after the last annual meeting of shareholders of KeyCorp occurring before that announcement, constituted the directors of KeyCorp cease for any reason to constitute at least a majority thereof.

         Nothwithstanding the foregoing, the term "change of control" shall not include the merger of the former KeyCorp, a New York Corporation, into Society Corporation, an Ohio corporation, on March 1, 1994.

17. LISTING AND REGISTRATION OF SHARES

         (a) No Option or Right granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Board or the Committee, as the case may be, shall determine, in its sole discretion, that the listing, registration, or qualification of the Common Shares subject to such Option or Right on any securities exchange or under any applicable law, or the consent or



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approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of such Option or Right or the issue of shares thereunder unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

         (b) If a registration statement under the Securities Act of 1933 with respect to shares issuable upon exercise of any Option or Right granted under the Plan is not in effect at the time of exercise, the person exercising such Option or Right shall give the Committee a written statement, satisfactory in form and substance to the Committee, that he or she is acquiring the shares for his or her own account for investment and not with a view to their disposition. KeyCorp may place upon any Stock Certificate for shares issuable upon exercise of such Option or Right such legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act of 1933 or any other applicable law.

18. EFFECTIVE DATE OF PLAN

         The Plan was approved by KeyCorp's shareholders at the Annual Meeting of Shareholders held on April 23, 1992, and became effective on that date. Unless sooner terminated by the Board, the Plan will terminate ten years from its effective date and no Options may be granted under the Plan after such termination date. The Plan was restated by action of the Board of Directors on November 17, 1994, to, among other things (i) adjust the number of shares covered by the Plan and other various share limits contained in the Plan as a result of the 3-for-2 stock split by means of a stock dividend on April 15, 1992 and the 1.205 exchange ratio applicable in the merger (the "Merger") of the former KeyCorp, a New York corporation, into Society Corporation, an Ohio corporation, on March 1, 1994, (ii) conform the provisions of the Plan to Ohio law and KeyCorp's Regulations, both of which became applicable as a result of the Merger, and (iii) incorporate all amendments to the Plan.



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